EXHIBIT 10.31

                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

                                      AMONG

                               PHARMANETICS, INC.

                                       AND

                   THE SHAREHOLDERS LISTED ON EXHIBIT A HERETO

                                DATED MAY 1, 2003

                          REGISTRATION RIGHTS AGREEMENT

     This Agreement, dated May 1, 2003, is entered into by and among PharmaNetics, Inc., a North Carolina corporation (the "Company"), Camden Partners Strategic Fund II-A, L.P., a Delaware limited partnership, Camden Partners Strategic Fund II-B, L.P., a Delaware limited partnership (collectively, "Camden") and other parties identified as Series B Preferred Shareholders on Exhibit A hereto, as may be amended from time to time (collectively with Camden, the "Series B Preferred Shareholders").

     Reference is made to the Preferred Stock Purchase Agreement dated as of May 1, 2003 (the "Purchase Agreement"), by and between the Company and the Series B Preferred Shareholders pursuant to which, among other things, the Company will issue and sell to the Series B Preferred Shareholders upon the terms set forth therein 95,800 shares of Series B Convertible Preferred Stock, no par value, of the Company (the "Series B Preferred Stock"), and warrants to purchase 510,932 shares of the Company's common stock, no par value (the "Common Stock") . The Company agrees with the Series B Preferred Shareholders for the benefit of the Covered Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. Definitions. (a) As used in this Agreement and except as otherwise defined herein, the following defined terms shall have the following meanings:

     "Affiliate" of any specified Person means any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified Person. For purposes of this definition, control of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Applicable Securities" means in relation to a Registration Statement the Registrable Securities identified in the related Demand Notice or Piggy-back Notice.

     "Bayer Agreement" means that certain Common Stock Purchase Agreement dated as of April 23, 2001, between the Company and Bayer Corporation.

     "Bayer Securities" means any shares of Common Stock of the Company or other securities that may be "Registrable Securities" under the Bayer Agreement.

     "Commission" means the United States Securities and Exchange Commission.

     "Common Stock" means the Company's common stock, no par value.

     "Covered Holder" means each of (i) the Series B Preferred Shareholders and any of their respective Affiliates that acquires Registrable Securities from any Series B Preferred Shareholder or any of their respective Affiliates and (ii) any other Series B Preferred Shareholder that holds a minimum of 20 percent of the Series B Preferred Stock.

     "Demand Notice" means a notice given by Covered Holders pursuant to Section 2(a).

     "Effective Time" means the date on which the Commission declares a Registration Statement effective or on which a Registration Statement otherwise becomes effective.

     "Effectiveness Period" means as to a Registration Statement the period during which such Registration Statement is effective.

     "Electing Holder" means, with respect to a Registration, any Covered Holder that has delivered a completed and signed Notice and Questionnaire to the Company in accordance with the provisions hereof.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Shareholder Questionnaire substantially in the form of Exhibit B hereto.

     "Person" means an individual, partnership, corporation, trust, limited liability company or unincorporated organization, or other entity or organization, including a government or agency or political subdivision thereof.

     "Piggy-back Notice" means a Notice given by a Covered Holder pursuant to
Section 3(a) hereof.

     "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     "Registrable Securities" means the Common Stock issuable upon conversion of the Series B Preferred Stock, as well as any Common Stock that may be purchased if any, pursuant to the Warrants (as defined in the Purchase Agreement) upon exercise of the Warrants and any securities issued in respect of the rights of the holders under Article Two of the Second Amended and Restated Articles of Incorporation, in each case, until any such security is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, or is distributed to the public by the holder thereof pursuant to Rule 144.

     "Registration" means a registration under the Securities Act effected pursuant to Section 2 or Section 3 hereof.

     "Registration Expenses" means all expenses incident to the Company's performance of or compliance with any Registration of Registrable Securities pursuant to this Agreement, including, without limitation, (a) all registration, filing and National Association of Securities Dealers, Inc. fees, (b) all fees and expenses of complying with securities or blue sky laws, (c) all word processing, duplicating and printing expenses, messenger and delivery expenses,
(d) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "comfort" letters required by or incident to such performance and compliance, (e) premiums and other costs of policies of insurance obtained by the Company against liabilities arising out of the public offering of Registrable Securities being registered, (f) any fees and disbursements of underwriters customarily paid by issuers, but excluding the Electing Holders' pro rata portion of any underwriting discounts and commissions and transfer taxes, if any, relating to Registrable Securities, and (g) the reasonable fees and disbursements of one counsel designated by the majority of Electing Holders.

     "Registration Statement" means a registration statement filed under the Securities Act by the Company pursuant to the provisions of Section 2 or Section 3 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

     "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

     "S-3 Eligible" means that the Company meets the registrant requirements and transaction requirements for the use of Form S-3 of the Commission, as set forth in the General Instructions to such Form.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Underwriter" means any underwriter of Applicable Securities designated by either the Company or the Covered Holders pursuant to Section 2(e) hereof.

        (b) The words "include," "includes" and "including," when used in this Agreement, shall be deemed to be followed by the words "without limitation."

     2. Demand Registration. (a) The Covered Holders shall have the right, on one occasion, to require the Company (subject to the next sentence) to use its reasonable best efforts to register for offer and sale, pursuant to a Registration Statement on Form S-1 or Form S-3 (including a shelf registration pursuant to Rule 415), all or a portion of the Registrable Securities then outstanding; provided, however, that, without limiting the foregoing, so long as the Company is S-3 Eligible, then the Covered Holders shall also have the right, on not more than one occasion every six months, to require the Company to register for offer and sale pursuant to a Registration Statement on Form S-3 if so requested by a majority of the Covered Holders (which majority shall be calculated based on the number of Registrable Securities held by all Covered Holders) all or a portion of the Registrable Securities then outstanding with an expected aggregate offering price of at least $1,000,000. As promptly as practicable after the Company receives a notice from the Covered Holders (a "Demand Notice") demanding that the Company register for offer and sale under the Securities Act Registrable Securities, subject to Section 2(b), the Company shall (i) file with the Commission a Registration Statement relating to the offer and sale of the Applicable Securities and, thereafter, (ii) use all reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the date of filing of such Registration Statement; provided, however, that no Covered Holder shall be entitled to be named as a selling shareholder in the Registration Statement or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Covered Holder is an Electing Holder. All Electing Holders shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. Subject to Section 2(b), the Company shall use all reasonable efforts to keep each Registration Statement continuously effective in order to permit the Prospectus forming a part thereof to be usable by Covered Holders for resales of Registrable Securities for an Effectiveness Period ending on the earlier of (i) 90 days from the Effective Time of such Registration Statement (or such longer period, not to exceed 120 days, as in the judgment of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer in accordance with the plan of distribution included in such Registration Statement) and (ii) such time as all of such securities have been disposed of by the Electing Holders.

        (b) If the Company determines in good faith based upon the advice of counsel that the use of such Registration would result in a disclosure of information that would materially and adversely affect any proposed or pending material acquisition, merger, business combination or other material transaction involving the Company and that such disclosure is not in the best interests of the Company and its shareholders, the Company shall have the right (i) to postpone (or, if necessary or advisable, withdraw) the filing, or delay the effectiveness, of a Registration Statement, (ii) to fail to keep such Registration Statement continuously effective and (iii) not to amend or supplement the Registration Statement or included Prospectus after the effectiveness of the Registration Statement; provided that no one such postponement shall exceed 90 days in any six-month period and all such postponements shall not exceed 120 days in the aggregate in any 12-month period. The Company shall advise the Series B Preferred Shareholders of any such determination as promptly as practicable.

        (c) The Company may include in any registration requested pursuant to
Section 2(a) hereof other securities for sale for its own account or for the account of another Person, provided that such inclusion shall not affect the number of Applicable Securities that can be sold in the related offering. In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of Applicable Securities requested by Covered Holders to be registered exceeds the number which can be sold in such offering, the Company shall include in such Registration the number of Applicable Securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the Applicable Securities requested to be registered, pro rata among the Covered Holders that have requested their Applicable Securities to be registered, (ii) second, any Bayer Securities requested to be registered, and (iii) third, any other securities requested to be included in such Registration.

        (d) The Covered Holders requesting any Registration pursuant to Section 2(a) hereof shall have the right to withdraw such request, without such Registration being deemed to have been effected (and, therefore, requested) for purposes of Section 2(a), (i) prior to the time the Registration Statement in respect of such Registration has been declared effective, (ii) upon the issuance by a governmental agency or the Commission of a stop order, injunction or other order which interferes with such Registration, (iii) upon the Company availing itself of Section 2(b) hereof, or (iv) if such Covered Holders are prevented pursuant to Section 2(c) hereof from selling all of the Applicable Securities they requested to be registered. Notwithstanding the foregoing, the Registration requested by such Covered Holders shall be deemed to have been effected (and, therefore, requested) for purposes of Section 2(a) hereof if the Covered Holders withdraw any Registration request pursuant to Section 2(a) hereof (i) after the Commission filing fee is paid in full with respect to all Applicable Securities requested to be registered or (ii) as a result of the provisions of Section 2(c) hereof in circumstances where at least 75 percent of the Applicable Securities requested to be included in such Registration by the Covered Holders demanding such Registration have been included, and in each case, (x) the Company has not availed itself of Section 2(b) or Section 7(j) with respect to such Registration request or (y) the Company has availed itself of Section 2(b) or Section 7(j) hereof and the withdrawal request is not made within 10 days after the termination of the suspension period occasioned by the Company's exercise of its rights under Section 2(b) or Section 7(j) hereof. If the Covered Holders withdraw a request pursuant to Section 2(a) but the Company nevertheless determines to complete, within 30 days after such withdrawal, the Registration so requested as to securities other than the Applicable Securities, such Covered Holders shall be entitled to participate in such Registration pursuant to
Section 3 hereof, but in such case the Intended Offering Notice (as defined in Section 3) shall be required to be given to the Covered Holders at least 10 business days prior to the anticipated filing date of the registration statement and such Covered Holders shall be required to give the Piggy-back Notice no later than 5 business days after the Company's delivery of such Intended Offering Notice.

        (e) In the event that any Registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, one co-lead managing underwriter shall be selected by the Company and shall be reasonably acceptable to the Covered Holders participating therein, and the other co-lead managing underwriter shall be selected by the Covered Holders representing a majority of the Registrable Securities participating therein and shall be reasonably acceptable to the Company.

     3. Piggy-back Registration. (a) If at any time the Company intends to file on its behalf or on behalf of any of its shareholders (including Covered Holders, with respect to Registrable Securities, and Bayer Corporation or its permitted transferees, with respect to Bayer Securities) a registration statement in connection with a public offering of any securities of the Company on a form and in a manner that would permit the registration for offer and sale under the Securities Act of Registrable Securities of Common Stock held by such Covered Holder, other than a registration statement on Form S-8 or Form S-4 or any successor form or other forms promulgated for similar purposes, then the Company shall give written notice (an "Intended Offering Notice") of such intention to each Covered Holder at least 30 business days prior to the anticipated filing date of such registration statement. Such Intended Offering Notice shall offer to include in such registration statement for offer to the public such number or amount of Registrable Securities as each such Covered Holder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter or underwriters of such securities and (if available or as soon as available) a good faith estimate (which may be a range) by the Company of the proposed maximum offering price of such securities, as such price is proposed to appear on the facing page of such registration statement. Any Covered Holder desiring to have Registrable Securities included in such registration statement and offered to the public shall so advise the Company in writing (the written notice of any such Covered Holder being a "Piggy-back Notice") not later than 10 business days after the Company's delivery to the Covered Holders of the Intended Offering Notice, setting forth the number of Registrable Securities such Covered Holder desires to have included in the registration statement and offered to the public. Upon the request of the Company, such Covered Holders shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. No Covered Holder shall be entitled to be named as a selling shareholder in the Registration Statement or to use the Prospectus forming a part thereof for sales of Registrable Securities unless such Covered Holder is an Electing Holder.

        (b) No Covered Holder shall be entitled to be named as a selling shareholder in the Registration Statement as of the Effective Time, and no Covered Holder shall be entitled to use the Prospectus forming a part thereof for sales of Registrable Securities at any time, unless such Covered Holder has returned a completed and signed Notice and Questionnaire to the Company at least two business days before the anticipated filing date specified in the Intended Offering Notice.

        (c) In connection with an underwritten offering, if the managing underwriter or underwriters advise the Company in writing that in its or their opinion the number of securities proposed to be registered exceeds the number that can be sold in such offering, the Company shall include in such Registration the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold as follows: (i) first, the securities that the Company proposes to sell on its behalf or, if the offering is a demand registration the securities proposed to be sold, for the shareholder or shareholders initiating such demand registration, as the case may be, (ii) second, the Applicable Securities and Bayer Securities requested to be included in such Registration, pro rata among the Electing Holders who are Covered Holders that have requested their Applicable Securities to be included therein and the holders of the Bayer Securities who have requested inclusion of such securities and (iii) third, other securities requested to be included in such Registration; provided, however, the Electing Holders and the holders of Bayer Securities desiring to have securities included in such an underwritten offering (other than in the case of a Registration requested pursuant to Section 2(a) hereof) shall not be reduced to less than 20 percent of the aggregate securities to be sold in such offering, split in equal one-half parts (10 percent each) between the Electing Holders and the holders of the Bayer Securities. Notwithstanding the provisions of this Section 3(c), if the Registration was initiated at the request of the holders of the Bayer Securities pursuant to their demand rights as set forth in the Bayer Agreement, priority in underwriter cutbacks with respect to such Registration shall be governed by the provisions of the Bayer Agreement, provided that the Electing Holders who are Covered Holders that have requested inclusion of their Applicable Securities to be included therein shall have priority over any other persons, other than Covered Holders as defined in the Bayer Agreement, holding securities requested to be included in such Registration, and the twenty percent requirement set forth in the previous sentence shall not apply to any such Registration initiated at the request of the holders of the Bayer Securities.

        (d) The rights of the Covered Holders pursuant to Section 2 hereof and this Section 3 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section. Notwithstanding anything herein to the contrary, the Company may abandon and/or withdraw any registration (other than pursuant to Section 2 hereof) as to which any right under this Section 3 may exist at any time and for any reason without liability hereunder. In such event, the Company shall so notify each Covered Holder that has delivered a Piggy-back Notice to participate therein.

        (e) Except for registration rights granted by the Company after the date hereof which are subordinate to the rights of the Covered Holders pursuant to
Section 2 hereof and this Section 3, prior to the termination of this Agreement, the Company shall not grant any registration rights to any other Person without the consent of holders of a majority of the Registrable Securities then outstanding.

     4. Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

        (a) The Company shall furnish to each Electing Holder, prior to the Effective Time, a copy of the Registration Statement initially filed with the Commission, and shall furnish to such Electing Holders copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

        (b) In respect of a Registration Statement under Section 2, the Company shall use reasonable efforts to promptly take such action as may be reasonably necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the

Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Notwithstanding the foregoing provisions of this Section 4(b), the Company shall notify each Electing Holder at any time after effectiveness of a Registration Statement (when a Prospectus relating thereto is required to be delivered under the Securities Act) of the happening of any event or other circumstance as the result of which (i) the Prospectus included in such Registration Statement, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, or (ii) the continued effectiveness of such Registration Statement or a subsequent Registration Statement, and the use of such Prospectus, would otherwise have a material and adverse effect on any proposed or pending material acquisition, merger, business combination or other material transaction involving the Company, and, upon receipt of such notice and until the Company makes available to each Electing Holder a supplemented or amended Prospectus, each Electing Holder shall not offer or sell any Registrable Securities pursuant to such Registration Statement and shall (at the Company's expense) return all copies of such Prospectus to the Company if requested to do so by it. As promptly as practicable following any such occurrence, the Company shall prepare and furnish to each Electing Holder a reasonable number of copies of a supplement or an amendment to such Prospectus as may be necessary so that, as thereafter delivered to subsequent purchasers of the Registrable Securities, such Prospectus shall meet the requirements of the Securities Act and relevant state securities laws; provided that the Company's obligations under and actions pursuant to this paragraph shall be subject to the provisions, including time limits, of Section 2(b).

        (c) The Company shall, promptly upon learning thereof, advise each Electing Holder, and shall confirm such advice in writing if so requested by any such Electing Holder:

            (i)  when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

            (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

               (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

               (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

               (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Electing Holders to suspend the use of the Prospectus until the requisite changes have been made).

           (d) The Company shall use reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

           (e) The Company shall furnish to each Electing Holder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

           (f) The Company shall, during the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) or elects to keep effective under Section 3(a), deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 2(b) or Section 4(c)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by each of the Electing Holders in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

           (g) Prior to any offering of Applicable Securities pursuant to the Registration Statement, the Company shall use all reasonable efforts (i) to register or qualify or cooperate with the Electing Holders and their respective counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) to keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which the Company is required to keep a Registration Statement continuously effective under Section 2(a) and (iii) to take any and all other actions reasonably requested by an Electing Holder which are necessary or advisable to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that in no event shall the Company be obligated (i) to qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Agreement or (ii) to file any general consent to service of process or subject itself to tax in any jurisdiction where it is not so subject.

           (h) The Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any United States securities exchange or automated quotation system upon which any Applicable Securities are listed or quoted (provided that nothing herein shall require the Company to list any Registrable Securities on any securities exchange or automated quotation system on which they are not currently listed), and which certificates, upon sale or disposition pursuant to an effective Registration Statement under this Agreement, shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

           (i) Not later than the Effective Time of the Registration Statement, the Company shall use reasonable efforts to provide any required CUSIP number for any Applicable Securities.

           (j) The Company shall, in the event of an underwriting of Applicable Securities, enter into indemnification provisions and procedures substantially identical to those set forth in Section 6 hereof with respect to all parties to be indemnified pursuant to Section 6 hereof, provided that the applicable Electing Holders do the same.

           (k) The Company shall use reasonable efforts to:

               (i) cooperate with the Electing Holders and their advisors in their efforts to conduct appropriate due diligence as is customary for a company of the size and character of the Company and make such reasonable representations and warranties in the applicable underwriting agreement to the Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in underwritten offerings of equity and/or convertible securities, as applicable;

               (ii) in connection with any underwritten offering, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Underwriters) addressed to the Underwriters, covering such matters that the Company customarily covers in opinions requested in secondary underwritten offerings of equity and/or convertible securities, as applicable, to the extent reasonably required by the applicable underwriting agreement;

               (iii) in connection with any underwritten offering, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any Subsidiary (as defined in the Purchase Agreement) of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the Underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of Company securities; and

               (iv) in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by any Electing Holders participating in such underwritten offering and the Underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

           (l) In respect of a Registration Statement under Section 2, the Company shall use reasonable efforts to take all other steps reasonably necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

        5. Registration Expenses. The Company shall bear the Registration Expenses in connection with the performance of its obligations under Sections 2, 3 and 4 hereof. Each Electing Holder shall bear its pro rata portion of underwriters' discounts and commissions and transfer taxes, if any, relating to the Registrable Securities.

        6. Indemnification and Contribution. (a) Upon the Registration of Applicable Securities pursuant to Section 2 or 3 hereof, the Company shall indemnify and hold harmless each Electing Holder and each Underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities, and each of their respective officers, directors, employees and agents and each person who controls such Electing Holder, Underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are to be registered under the Securities Act, or any Prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers, employees, agents or controlling Persons and shall survive the transfer of securities by any Electing Holder.

           (b) Each Electing Holder agrees, as a consequence of the inclusion of any of such Holder's Applicable Securities in such Registration Statement, and each Underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities shall agree, as a consequence of facilitating such disposition of Applicable Securities, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder, Underwriter, selling agent or other securities professional expressly for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, the underwriters or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the transfer of securities by any Electing Holder. In no event shall the liability of any Electing Holder hereunder be greater in amount than the dollar amount of the net proceeds received by that Electing Holder upon the sale of the Registrable Securities giving rise to the indemnification obligation.

         (c) Promptly after receipt by any Person entitled to indemnity (an "Indemnitee") under Section 6(a) or (b) hereof of notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 6 (an "Indemnitor"), notify such Indemnitor in writing of the commencement thereof, but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent of any actual prejudice. In case any such action shall be brought against any Indemnitee and the Indemnitee shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, jointly with any other Indemnitor similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee, and, after notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 6 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof. No Indemnitor shall, without the prior written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee.

         (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an Indemnitee under Section 6(a) or (b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor, in lieu of indemnifying the Indemnitee, shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined solely by pro rata allocation (even if the Electing Holders or any Underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any Underwriters, selling agents or other securities professionals in this Section 6(d) to contribute shall be several in proportion to the percentage of principal amount of Applicable Securities registered or underwritten, as the case may be, by them and not jointly and shall be subject to the limitations set forth in the last sentence of Section 6(b).

         (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have to any Indemnitee and the obligations of any Indemnified Person under this Section 6 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

     7. Miscellaneous. (a) This Agreement, including this Section 7(a), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed, (x) in the case of an amendment, by the Company and (i) the Covered Holders representing a majority of Registrable Securities at the time outstanding (who shall be deemed to be acting for themselves and as agents for each Covered Holder), and (ii) any Covered Holder on whom such amendment would have an adverse effect materially disproportionate to the Covered Holders in general, or (y) in the case of a waiver or consent, by the party against whom the waiver or consent, as the case may be, is to be effective.

Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 7(a), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such holder. Further if at any time a Covered Holder no longer holds Registrable Securities, the consent of such Covered Holder shall no longer be required to amend this agreement or to waive or consent to departures from the provisions hereof.

            (b) All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission) and shall be given as follows:

            if to the Company, to:

            PharmaNetics, Inc.
            9401 Globe Center Drive, Suite 140
            Morrisonville, North Carolina  27560
            Attention:  Chief Executive Officer
            Fax:  (919) 582-2601

            with a copy (which shall not constitute notice) to:

            Wyrick, Robbins, Yates & Ponton LLP
            The Summit
            4101 Lake Boone Trail, Suite 300
            Raleigh, North Carolina  27607
            Attention:  Larry E. Robbins
            Fax: (919) 781-4865

            if to any Series B Preferred Shareholder or any Covered Holder, to:

            Such Series B Preferred Shareholder or Covered Holder as shown on Exhibit A hereof.

            with a copy (which shall not constitute notice) to:

            Hogan & Hartson L.L.P.
            111 South Calvert Street
            Suite 1600
            Baltimore, Maryland  21202
            Attention:  Thene M. Martin
            Fax:  (410) 539-6981

            (c) The parties to this Agreement intend that all Covered Holders of Registrable Securities shall be entitled to receive the benefits of and shall be bound by the terms and provisions of this Agreement by reason of electing to have Applicable Securities included in a Registration Statement. Except as provided herein respecting Covered Holders, the terms and provisions of this Agreement shall not be assignable or transferable and there shall be no third-party beneficiaries hereto. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective legal successors and permitted assigns of the parties hereto and any Covered Holder.

            (d) This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (e) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (f) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS.

            (g) The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, such provision and (ii) the remainder of this Agreement and the application of such provision to other Persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

            (h) The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Electing Holder, any agent or Underwriter, any director, officer or partner of such agent or Underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Applicable Securities of such Holder.

            (i) Each Covered Holder and Electing Holder shall cooperate with respect to any Registration effected under this Agreement and shall provide such information, documents, and instruments as may be reasonably requested in connection therewith.

            (j) Each Covered and Electing Holder agrees, if so requested by the managing underwriter or underwriters in any underwritten offering of the Company's securities (based on the negative impact that the inclusion of such Covered and Electing Holder's Registrable Securities would have on the pricing of such offering), not to effect any sale or distribution of Registrable Securities during the 7 days prior to and the 90 days after any registration statement for any underwritten offering of the Company's securities (either for its own account or for the benefit of the holders of any securities of the Company) has become effective (or such shorter period of time that is sufficient and appropriate, in the opinion of the managing underwriter, in order to complete the sale and distribution of securities included in such registration).

            (k) The obligations of the Company hereunder shall terminate upon the earlier of (i) the date upon which there ceases to be more than twenty percent (20%) of the Registrable Securities outstanding, and (ii) the fifth anniversary of the date of this Agreement.

            (l) The Company shall have no liability to any Covered Holder for any actions taken or omitted on the basis of actions of the Series B Preferred Shareholders as agents for the Covered Holders.

            (m) The Company shall use reasonable efforts to timely file all reports required to be filed with respect to the Company under Section 13 or
Section 15(d) of the Exchange Act for so long as the Company has obligations hereunder.

            (n) Promptly after the date on which a registration statement filed by the Company under the Securities Act becomes effective, the Company shall undertake to make publicly available, and available to the Electing Holders, such information as is necessary to enable the Electing Holders to make sales of Registrable Securities pursuant to Rule 144. The Company shall furnish to any Holder, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by their respective authorized officers as of the day and year first above written.

                                      PHARMANETICS, INC.

                                      By:_______________________________________
                                      Name:
                                      Title:

                                      SHAREHOLDERS:

                                      CAMDEN PARTNERS STRATEGIC
                                       FUND II-A, L.P.

                                      By: Camden Partners Strategic II, LLC,
                                           Its General Partner

                                      By:_______________________________________
                                      Name: Richard M. Johnston
                                      Title:  Managing Member

                                      CAMDEN PARTNERS STRATEGIC
                                       FUND II-B, L.P.

                                      By: Camden Partners Strategic II, LLC,
                                           Its General Partner

                                      By:_______________________________________
                                      Name: Richard M. Johnston
                                      Title:  Managing Member

                              AIG DKR SOUNDSHORE PRIVATE
                               INVESTORS HOLDING FUND LTD.

                              By:________________________________
                              Name:  Barbara Burger
                              Title: Authorized Signatory

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                         BAYSTAR CAPITAL II, LP, a Delaware limited
                          partnership

                        By:  BayStar Capital Management, LLC,
                              Its General Partner

                        By:___________________________________________
                        Name:  Steven M. Lamar
                        Title:  Managing Member

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                      CAPITAL VENTURES INTERNATIONAL

                                      By: Heights Capital Management,
                                           Its Authorized Agent

                                      By:__________________________________
                                      Name:  Martin Kobinger
                                      Title: Investment Manager

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                         CRESTVIEW CAPITAL FUND I, LP


                                         By:____________________________________
                                         Name:  Richard Levy
                                         Title: Managing Partner


                                         CRESTVIEW CAPITAL FUND II, LP


                                         By:____________________________________
                                         Name:  Richard Levy
                                         Title: Managing Partner


                                         CRESTVIEW CAPITAL OFFSHORE FUND, INC.


                                         By:____________________________________
                                         Name:  Richard Levy
                                         Title: Secretary

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                           MAINFIELD ENTERPRISES INC.

                           By:_____________________________________________
                           Name:  Kenneth L. Henderson
                           Title: Attorney-in-Fact

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                            OMICRON MASTER TRUST

                            By: Omicron Capital L.P.,
                                 As Advisor

                            By: Omicron Capital Inc.,
                                  Its General Partner

                            By:______________________________________
                            Name:  Olivier Morali
                            Title: President

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                   SMITHFIELD FIDUCIARY LLC


                                   By:_______________________________
                                   Name:  Adam J. Chill
                                   Title: Authorized Signatory

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

                                    EXHIBIT A
                      TO THE REGISTRATION RIGHTS AGREEMENT
                             DATED AS OF MAY 1, 2003

Series B Preferred Shareholders

Camden Partners Strategic Fund II-A, L.P.
Camden Partners Strategic Fund II-B, L.P.
One South Street, Suite 2150
Baltimore, Maryland  21202
Phone: (410) 895-3800
Fax: (410) 895-3805
Attention: Richard M. Johnston
           and Richard M. Berkeley

AIG DKR SoundShore Private Investors Holding Fund Ltd.
1281 East Main Street
Stamford, Connecticut 06902
Phone: (203) 324-8400
Attention: Barbara Burger

BayStar Capital I, LP
c/o BayStar Capital Management, LLC
80 E. Sir Francis Drake Blvd., Suite 2B
Larkspur, California  94939
Phone: (415) 834-4600
Fax: (415) 834-4601
Attention: Steven Lamar

Capital Ventures International
c/o Heights Capital Management
425 California Street
Suite 1100
San Francisco, CA 94104
Phone: (415) 403-6500
Fax: (415) 403-6525
Attention: Martin Kobinger

Crestview Capital Fund I, LP
Crestview Capital Fund II, LP
Crestview Capital Offshore Fund, Inc.
95 Revere Drive, Suite F
Northbrook, IL 60062
Phone: (847) 559-0060
Fax: (847) 559-5807
Attention: Richard Levy

Mainfield Enterprises Inc.
c/o Sage Capital Growth Inc.
660 Madison Avenue, 18/th/ Floor
New York, NY 10021
Phone: (212) 651-9006
Fax: (212) 651-9010
Attention: Daniel Golan

Omicron Master Trust
c/o Omicron Capital
810 Seventh Avenue
New York, NY 10019
Phone: (212) 803-5262
Fax: (212) 803-5269
Attention:  Olivier H. Morali

Smithfield Fiduciary LLC
c/o Highbridge Capital Management, LLC
9 West 57/th/ Street
27/th/ Floor
New York, New York 10019
Phone: (212) 287-4720
Fax: (212) 751-0755
Attention: Ari J. Storch
           and Adam J. Chill

                                    EXHIBIT B
                      TO THE REGISTRATION RIGHTS AGREEMENT
                             DATED AS OF MAY 1, 2003

                               PharmaNetics, Inc.
                        Notice of Registration Statement
                                       and
                        Selling Shareholder Questionnaire

                                     (Date)

         Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between PharmaNetics, Inc. (the "Company") and the Series B Preferred Shareholders named therein. Pursuant to the Registration Rights Agreement, the Company [has filed] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form _______ (the "Registration Statement") for the registration and resale under the Securities Act of 1933, as amended (the "Securities Act"), of the Company's [Title of Securities] (the "Securities"). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

         Each Holder of Registrable Securities is entitled to have the Registrable Securities owned by it included in the Registration Statement. In order to have Registrable Securities included in the Registration Statement, this Notice of Registration Statement and Selling Shareholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling shareholders in the Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

         Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and related Prospectus. Accordingly, Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and related Prospectus.

                                    ELECTION

         The undersigned Holder (the "Selling Shareholder") of Registrable Securities hereby elects to include in the Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 6 of the Registration Rights Agreement, as if the undersigned Selling Shareholder were an original party thereto.

         Upon any sale of Registrable Securities pursuant to the Registration Statement, the Selling Shareholder will be required to deliver to the Company the Notice of Transfer set forth in Appendix A to the Prospectus.

         The Selling Shareholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

     (1) (a)   Full Legal Name of Selling Shareholder:

         (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in (3) below:

     (2) Address for Notices to Selling Shareholder:

               Telephone:
               Fax:
               Contact Person:

     (3) Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities or Common Stock.

         (a) Principal amount or number of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned:___

         (b) Principal amount or number of Registrable Securities which the undersigned wishes to be included in the Registration Statement:___

     (4) Beneficial Ownership of Other Securities of the Company:

         Except as set forth below in this Item (4), the undersigned Selling Shareholder is not the beneficial or registered owner of any shares of Common

Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

               State any exceptions here:

         (5)   Relationships with the Company:

               Except as set forth below, neither the Selling Shareholder nor any of its affiliates, officers, directors or principal equity holders (5 percent or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

               State any exceptions here:

         (6)   Plan of Distribution:

               Except as set forth below, the undersigned Selling Shareholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Shareholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale,
(ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Shareholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Shareholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

               State any exceptions here:

               By signing below, the Selling Shareholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

               In the event that the Selling Shareholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Shareholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the Selling Shareholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and related Prospectus. The Selling Shareholder understands that such information will be relied upon by the Company in connection with the preparation of the Registration Statement and related Prospectus.

         In accordance with the Selling Shareholder's obligation under Section 4 of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Shareholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

         (i)   To the Company:

               PharmaNetics, Inc.
               9401 Globe Center Drive, Suite 140
               Morrisonville, North Carolina  27560
               Attention:  Chief Executive Officer
               Fax:  (919) 582-2601

         (ii)  With a copy to:

               Wyrick, Robbins, Yates & Ponton LLP
               The Summit
               4101 Lake Boone Trail, Suite 300
               Raleigh, North Carolina  27607
               Attention:  Larry E. Robbins
               Fax:  (919) 781-4865

         Once this Notice and Questionnaire is executed by the Selling Shareholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Shareholder (with respect to the Registrable Securities beneficially owned by such Selling Shareholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                             Selling Shareholder

                             By:
                             Name:
                             Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                             Wyrick, Robbins, Yates & Ponton LLP
                             The Summit
                             4101 Lake Boone Trail, Suite 300
                             Raleigh, North Carolina  27607
                             Attention: Larry E. Robbins
                             Fax: (919) 781-4865